                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report - December 27, 2004
                       ----------------------------------
                        (Date of Earliest Event Reported)



                                POPULAR ABS, INC.
--------------------------------------------------------------------------------
    (as depositor under a certain Pooling and Servicing Agreement dated as of
                  March 31, 2004, providing for the issuance of
               Mortgage Pass-Through Certificates, Series 2004-2)
             (Exact Name of Registrant as specified in its charter)



        Delaware                  333-104580-04               52-2029487
------------------------      ---------------------     -----------------------
(State of Incorporation)      (Commission File No.)     (IRS Employer I.D. No.)


     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code: (302) 478-6160

Item 8.01.        Other Events.
------------------------------

                  Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, AV-1, AV-2, M-1, M-2, M-3, M-4, B-1 and B-2 Certificateholders with respect to the December 27, 2004 Distribution Date.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                POPULAR ABS, INC.



                                            By: /s/ James H. Jenkins
                                                ---------------------
                                                James H. Jenkins,
                                                Executive Vice President and CFO




Dated: January 5, 2005

                                                                     Page 1 of 8

------------------------------------------------------------------------------------------------------------------------------------
                                    EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2

                                                   STATEMENT TO CERTIFICATEHOLDERS

                                                          DECEMBER 27, 2004
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISTRIBUTION IN DOLLARS
------------------------------------------------------------------------------------------------------------------------------------
            ORIGINAL          BEGINNING                                                                                ENDING
              FACE            PRINCIPAL                                                     REALIZED     DEFERRED     PRINCIPAL
CLASS        VALUE             BALANCE        PRINCIPAL       INTEREST         TOTAL         LOSES       INTEREST      BALANCE
------------------------------------------------------------------------------------------------------------------------------------
 AF1     165,600,000.00    109,987,130.49   12,117,795.39     216,921.37    12,334,716.76       0.00         0.00    97,869,335.10
 AF2      34,400,000.00     34,400,000.00            0.00      81,087.98        81,087.98       0.00         0.00    34,400,000.00
 AF3      70,500,000.00     70,500,000.00            0.00     206,480.73       206,480.73       0.00         0.00    70,500,000.00
 AF4      18,400,000.00     18,400,000.00            0.00      70,883.81        70,883.81       0.00         0.00    18,400,000.00
 AF5      13,057,000.00     13,057,000.00            0.00      56,562.46        56,562.46       0.00         0.00    13,057,000.00
 AF6      22,000,000.00     22,000,000.00            0.00      85,349.45        85,349.45       0.00         0.00    22,000,000.00
 AV1     175,000,000.00    143,839,845.80    6,898,984.53     299,787.24     7,198,771.77       0.00         0.00   136,940,861.27
 AV2      76,443,000.00     58,020,607.30    3,475,564.04     121,424.59     3,596,988.63       0.00         0.00    54,545,043.26
 M1       58,800,000.00     58,800,000.00            0.00     254,376.57       254,376.57       0.00         0.00    58,800,000.00
 M2       35,700,000.00     35,700,000.00            0.00     165,389.56       165,389.56       0.00         0.00    35,700,000.00
 M3        8,050,000.00      8,050,000.00            0.00      38,105.33        38,105.33       0.00         0.00     8,050,000.00
 M4        7,350,000.00      7,350,000.00            0.00      35,998.30        35,998.30       0.00         0.00     7,350,000.00
 B1        7,350,000.00      7,350,000.00            0.00      24,241.70        24,241.70       0.00         0.00     7,350,000.00
 B2        7,350,000.00      7,350,000.00            0.00      28,987.99        28,987.99       0.00         0.00     7,350,000.00
  R                0.00              0.00            0.00           0.00             0.00       0.00         0.00             0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTALS   700,000,000.00    594,804,583.59   22,492,343.96   1,685,597.08    24,177,941.04       0.00         0.00   572,312,239.63
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
  X      700,000,000.00    609,239,180.60            0.00     104,441.71       104,441.71       0.00         0.00   588,455,360.43
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------      --------------------
                                   FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                 PASS-THROUGH RATES
----------------------------------------------------------------------------------------------------------      --------------------
                                                                                                                         CURRENT
                             BEGINNING                                                          ENDING                   PASS-THRU
CLASS      CUSIP             PRINCIPAL       PRINCIPAL       INTEREST          TOTAL           PRINCIPAL         CLASS     RATE
----------------------------------------------------------------------------------------------------------      --------------------
 AF1     294751EB4           664.17349330   73.17509293     1.30991165      74.48500459       590.99840036        AF1   2.290630 %
 AF2     294751EC2         1,000.00000000    0.00000000     2.35720872       2.35720872     1,000.00000000        AF2   2.829000 %
 AF3     294751ED0         1,000.00000000    0.00000000     2.92880468       2.92880468     1,000.00000000        AF3   3.515000 %
 AF4     294751EE8         1,000.00000000    0.00000000     3.85238098       3.85238098     1,000.00000000        AF4   4.624000 %
 AF5     294751EF5         1,000.00000000    0.00000000     4.33196446       4.33196446     1,000.00000000        AF5   5.199000 %
 AF6     294751EG3         1,000.00000000    0.00000000     3.87952045       3.87952045     1,000.00000000        AF6   4.656000 %
 AV1     294751EH1           821.94197600   39.42276874     1.71306994      41.13583869       782.51920726        AV1   2.420630 %
 AV2     294751EJ7           759.00484413   45.46608637     1.58843308      47.05451945       713.53875777        AV2   2.430630 %
 M1      294751EK4         1,000.00000000    0.00000000     4.32613214       4.32613214     1,000.00000000        M1    5.192000 %
 M2      294751EL2         1,000.00000000    0.00000000     4.63276078       4.63276078     1,000.00000000        M2    5.560000 %
 M3      294751EM0         1,000.00000000    0.00000000     4.73358137       4.73358137     1,000.00000000        M3    5.681000 %
 M4      294751EN8         1,000.00000000    0.00000000     4.89772789       4.89772789     1,000.00000000        M4    5.878000 %
 B1      294751EP3         1,000.00000000    0.00000000     3.29819048       3.29819048     1,000.00000000        B1    3.830630 %
 B2      294751EQ1         1,000.00000000    0.00000000     3.94394422       3.94394422     1,000.00000000        B2    4.580630 %
----------------------------------------------------------------------------------------------------------      --------------------
TOTALS                       849.72083370   32.13191994     2.40799583      34.53991577       817.58891376
----------------------------------------------------------------------------------------------------------      --------------------
----------------------------------------------------------------------------------------------------------      --------------------
  X      N/A                 870.34168657    0.00000000     0.14920244       0.14920244       840.65051490         X    0.205716 %
----------------------------------------------------------------------------------------------------------      --------------------


--------------------------------------------------------------------------------
 IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE
                          ADMINISTRATOR LISTED BELOW:
                                 Nadezhka Thomas
             JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                               Tel: (212) 623-4493
                               Fax: (212) 623-5930
                        Email: Nadezhka.Thomas@chase.com
--------------------------------------------------------------------------------


[Graphic Appears Here]

                 COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
--------------------------------------------------------------------------------

                                                                     Page 2 of 8
--------------------------------------------------------------------------------
          EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2

                                DECEMBER 27, 2004
--------------------------------------------------------------------------------

Sec. 4.03(a)(i)         Funds Allocable to Certificate Principal

                            Group I Scheduled Principal              411,809.98
                            Group I Curtailments                      24,865.35
                            Group I Prepayments                   10,760,649.44
                            Group I Repurchases                            0.00
                            Group I Liquidation Proceeds                   0.00

                            Group II-A Scheduled Principal           132,450.02
                            Group II-A Curtailments                    7,916.00
                            Group II-A Prepayments                 6,234,570.01
                            Group II-A Repurchases                         0.00
                            Group II-A Liquidation Proceeds                0.00

                            Group II-B Scheduled Principal            53,664.21
                            Group II-B Curtailments                      266.00
                            Group II-B Prepayments                 3,157,629.16
                            Group II-B Repurchases                         0.00
                            Group II-B Liquidation Proceeds                0.00

                            Extra Principal Distribution Amount    1,708,523.79

Sec. 4.03 (a)(ii)       Interest Distribution Amounts

                            Interest Distribution - AF-1             216,921.37
                            Unpaid Interest - AF-1                         0.00
                            Remaining Unpaid Interest - AF-1               0.00

                            Interest Distribution - AF-2              81,087.98
                            Unpaid Interest - AF-2                         0.00
                            Remaining Unpaid Interest - AF-2               0.00

                            Interest Distribution - AF-3             206,480.73
                            Unpaid Interest - AF-3                         0.00
                            Remaining Unpaid Interest - AF-3               0.00

                            Interest Distribution - AF-4              70,883.81
                            Unpaid Interest - AF-4                         0.00
                            Remaining Unpaid Interest - AF-4               0.00

                            Interest Distribution - AF-5              56,562.46
                            Unpaid Interest - AF-5                         0.00
                            Remaining Unpaid Interest - AF-5               0.00

                            Interest Distribution - AF-6              85,349.45
                            Unpaid Interest - AF-6                         0.00
                            Remaining Unpaid Interest - AF-6               0.00

                            Interest Distribution - AV-1             299,787.24
                            Unpaid Interest - AV-1                         0.00
                            Remaining Unpaid Interest - AV-1
                                                                           0.00


[Graphic Appears Here]

                 COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
--------------------------------------------------------------------------------

                                                                     Page 3 of 8
--------------------------------------------------------------------------------
          EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2

                                DECEMBER 27, 2004
--------------------------------------------------------------------------------


                            Interest Distribution - AV-2             121,424.59
                            Unpaid Interest - AV-2                         0.00
                            Remaining Unpaid Interest - AV-2               0.00

                            Interest Distribution - M-1              254,376.57
                            Unpaid Interest - M-1                          0.00
                            Remaining Unpaid Interest - M-1                0.00

                            Interest Distribution - M-2              165,389.56
                            Unpaid Interest - M-2                          0.00
                            Remaining Unpaid Interest - M-2                0.00

                            Interest Distribution - M-3               38,105.33
                            Unpaid Interest - M-3                          0.00
                            Remaining Unpaid Interest - M-3                0.00

                            Interest Distribution - M-4               35,998.30
                            Unpaid Interest - M-4                          0.00
                            Remaining Unpaid Interest - M-4                0.00

                            Interest Distribution - B-1               24,241.70
                            Unpaid Interest - B-1                          0.00
                            Remaining Unpaid Interest - B-1                0.00

                            Interest Distribution - B-2               28,987.99
                            Unpaid Interest - B-2                          0.00
                            Remaining Unpaid Interest - B-2                0.00

                        Interest Reductions
                            Net Prepayment Interest Shortfalls             0.00
                            Relief Act Reductions                        217.06

                            Class AF-1 Interest Reduction                 26.81
                            Class AF-2 Interest Reduction                 10.02
                            Class AF-3 Interest Reduction                 25.52
                            Class AF-5 Interest Reduction                  6.99
                            Class AF-4 Interest Reduction                 17.52
                            Class AF-6 Interest Reduction                 10.55
                            Class AV-1 Interest Reduction                 37.05
                            Class AV-2 Interest Reduction                 15.01
                            Class M-1 Interest Reduction                  31.43
                            Class M-2 Interest Reduction                  20.44
                            Class M-3 Interest Reduction                   4.71
                            Class M-4 Interest Reduction                   4.45
                            Class B-1 Interest Reduction                   3.00
                            Class B-2 Interest Reduction                   3.58



[Graphic Appears Here]

                 COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
--------------------------------------------------------------------------------

                                                                                                                  Page 4 of 8
-----------------------------------------------------------------------------------------------------------------------------
                                 EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2

                                                       DECEMBER 27, 2004
-----------------------------------------------------------------------------------------------------------------------------
Sec. 4.03(a)(iii)           Available Funds Shortfall

                                   Class AF-1 Available Funds Shortfall                                                  0.00
                                   Class AF-2 Available Funds Shortfall                                                  0.00
                                   Class AF-3 Available Funds Shortfall                                                  0.00
                                   Class AF-4 Available Funds Shortfall                                                  0.00
                                   Class AF-5 Available Funds Shortfall                                                  0.00
                                   Class AF-6 Available Funds Shortfall                                                  0.00
                                   Class AV-1 Available Funds Shortfall                                                  0.00
                                   Class AV-2 Available Funds Shortfall                                                  0.00
                                   Class M-1 Available Funds Shortfall                                                   0.00
                                   Class M-2 Available Funds Shortfall                                                   0.00
                                   Class M-3 Available Funds Shortfall                                                   0.00
                                   Class M-4 Available Funds Shortfall                                                   0.00
                                   Class B-1 Available Funds Shortfall                                                   0.00
                                   Class B-2 Available Funds Shortfall                                                   0.00

Sec. 4.03(a)(v)             Pool Principal Balances

                                   Group I Beginning Pool Balance                                              400,473,124.26
                                   Group I Ending Pool Balance                                                 389,275,799.49
                                   Group II-A Beginning Pool Balance                                           148,334,477.88
                                   Group II-A Ending Pool Balance                                              141,959,541.85
                                   Group II-B Beginning Pool Balance                                            60,431,578.46
                                   Group II-B Ending Pool Balance                                               57,220,019.09
                                   Total Beginning Pool Balance                                                609,239,180.60
                                   Total Ending Pool Balance                                                   588,455,360.43

Sec. 4.03(a)(vi)            Servicing Fee

                                          Group I Servicing Fee                                                    166,863.80
                                          Group II-A Servicing Fee                                                  61,806.03
                                          Group II-B Servicing Fee                                                  25,179.82

Sec. 4.03(a)(viii)          Delinquency Advances

                                   Group I Delinquency Advances Included in Current Distribution                         0.00
                                   Group I Recouped Advances Included in Current Distribution                       22,905.23
                                   Group I Recouped Advances From Liquidations                                           0.00
                                   Group I Aggregate Amount of Advances Outstanding                                 12,481.96

                                   Group II-A Delinquency Advances Included in Current Distribution                  2,237.91
                                   Group II-A Recouped Advances Included in Current Distribution                         0.00
                                   Group II-A Recouped Advances From Liquidations                                        0.00
                                   Group II-A Aggregate Amount of Advances Outstanding                              10,509.95

                                   Group II-B Delinquency Advances Included in Current Distribution                      0.00
                                   Group II-B Recouped Advances Included in Current Distribution                         0.00
                                   Group II-B Recouped Advances From Liquidations                                        0.00
                                   Group II-B Aggregate Amount of Advances Outstanding                                   0.00

[Graphic Appears Here]                                        COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
-----------------------------------------------------------------------------------------------------------------------------

                                                                     Page 5 of 8
--------------------------------------------------------------------------------
          EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2

                                DECEMBER 27, 2004
-------------------------------------------------------------------------------

Section 4.03(a)(ix) A   Group I, Group II-A, and Group II-B Loans Delinquent

                        --------------------------------------------------------
                                              Group 1
                        --------------------------------------------------------
                        Period         Number    Principal Balance   Percentage
                        --------------------------------------------------------
                        0-30 days         238        32,218,910.94        8.28%
                        --------------------------------------------------------
                        31-60 days         38         5,489,857.67        1.41%
                        --------------------------------------------------------
                        61-90 days         12         1,982,520.90        0.51%
                        --------------------------------------------------------
                        91+days             3           255,755.62        0.07%
                        --------------------------------------------------------
                        Total             291        39,947,045.13       10.27%
                        --------------------------------------------------------
                        --------------------------------------------------------
                                              Group 2
                        --------------------------------------------------------
                        Period         Number    Principal Balance   Percentage
                        --------------------------------------------------------
                        0-30 days          76        10,394,901.67        7.32%
                        --------------------------------------------------------
                        31-60 days         22         2,437,904.63        1.72%
                        --------------------------------------------------------
                        61-90 days          4           369,617.09        0.26%
                        --------------------------------------------------------
                        91+days             6           812,441.69        0.57%
                        --------------------------------------------------------
                        Total             108        14,014,865.08        9.87%
                        --------------------------------------------------------
                        --------------------------------------------------------
                                              Group 3
                        --------------------------------------------------------
                        Period         Number    Principal Balance   Percentage
                        --------------------------------------------------------
                        0-30 days          39         6,343,129.04       11.09%
                        --------------------------------------------------------
                        31-60 days          3           500,477.75        0.87%
                        --------------------------------------------------------
                        61-90 days          0                 0.00        0.00%
                        --------------------------------------------------------
                        91+days             3           749,956.50        1.31%
                        --------------------------------------------------------
                        Total              45         7,593,563.29       13.27%
                        --------------------------------------------------------

Sec. 4.03 (a)(ix) B     Group I, Group II-A, and Group II-B Loans in Foreclosure

                            ------------------------------------------
                                             Group 1
                             ------------------------------------------
                             Number   Principal Balance     Percentage
                             ------------------------------------------
                                 14        2,105,154.83          0.54%
                             ------------------------------------------

                             ------------------------------------------
                                             Group 2
                             ------------------------------------------
                             Number   Principal Balance     Percentage
                                  9        1,419,758.07          1.00%
                             ------------------------------------------

                             ------------------------------------------
                                             Group 3
                             ------------------------------------------
                             Number   Principal Balance     Percentage
                             ------------------------------------------
                                  3          625,377.32          1.09%
                             ------------------------------------------

Sec. 4.03(a)(x),(xi)    Group I, Group II-A, and Group II-B Loans in REO




[Graphic Appears Here]

                 COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
--------------------------------------------------------------------------------

                                                                                                                  Page 6 of 8
-----------------------------------------------------------------------------------------------------------------------------
                                 EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2

                                                       DECEMBER 27, 2004
-----------------------------------------------------------------------------------------------------------------------------
                                        ------------------------------------------------
                                                            Group 1
                                        ------------------------------------------------
                                        Number         Principal Balance      Percentage
                                        ------------------------------------------------
                                             0                      0.00           0.00%
                                        ------------------------------------------------
                                        ------------------------------------------------
                                                              Group 2
                                        ------------------------------------------------
                                        Number         Principal Balance      Percentage
                                        ------------------------------------------------
                                             0                      0.00           0.00%
                                        ------------------------------------------------
                                        ------------------------------------------------
                                                             Group 3
                                        ------------------------------------------------
                                        Number         Principal Balance      Percentage
                                        ------------------------------------------------
                                             0                      0.00           0.00%
                                        ------------------------------------------------

                                        Market Value of Group I REO Loans                                                0.00
                                        Market Value of Group II-A REO Loans                                             0.00
                                        Market Value of Group II-B REO Loans                                             0.00

Sec. 4.03(a)(xii)           Aggregate Stated Principal Balance of the Three Largest Loans

                                        Group I Three Largest Loans                                              1,775,231.02
                                        Group II-A Three Largest Loans                                           1,227,555.53
                                        Group II-B Three Largest Loans                                           2,190,298.52

Sec. 4.03(a)(xiii)          Net WAC Cap Carryover

                                        Class AV-1 Net WAC Cap Carryover Amounts Due                                     0.00
                                        Class AV-1 Net WAC Cap Carryover Amounts Paid                                    0.00
                                        Class AV-1 Net WAC Cap Carryover Remaining Amounts Due                           0.00
                                        Class AV-2 Net WAC Cap Carryover Amounts Due                                     0.00
                                        Class AV-2 Net WAC Cap Carryover Amounts Paid                                    0.00
                                        Class AV-2 Net WAC Cap Carryover Remaining Amounts Due                           0.00
                                        Class B-1 Net WAC Cap Carryover Amounts Due                                      0.00
                                        Class B-1 Net WAC Cap Carryover Amounts Paid                                     0.00
                                        Class B-1 Net WAC Cap Carryover Remaining Amounts Due                            0.00
                                        Class B-2 Net WAC Cap Carryover Amounts Due                                      0.00
                                        Class B-2 Net WAC Cap Carryover Amounts Paid                                     0.00
                                        Class B-2 Net WAC Cap Carryover Remaining Amounts Due                            0.00

Sec. 4.03(a)(xiv)           Aggregate Principal Balance of Balloon Loans
                            with Original Terms <= 36 Months and 60+ Contractually Past Due

                                        Group I Aggregate Principal Balance of Balloon Loans                             0.00
                                        Group II-A Aggregate Principal Balance of Balloon Loans                          0.00
                                        Group II-B Aggregate Principal Balance of Balloon Loans                          0.00

Sec. 4.03 (a)(xv), (xxii)    Realized Losses

                                        Group I Current Period Realized Losses                                           0.00
                                        Group I Cumulative Realized Losses                                               0.00



[Graphic Appears Here]                                        COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                                  Page 7 of 8
-----------------------------------------------------------------------------------------------------------------------------
                                 EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2

                                                       DECEMBER 27, 2004
-----------------------------------------------------------------------------------------------------------------------------
                                        Group II-A Current Period Realized Losses                                        0.00
                                        Group II-A Cumulative Realized Losses                                            0.00
                                        Group II-B Current Period Realized Losses                                        0.00
                                        Group II-B Cumulative Realized Losses                                            0.00

Sec. 4.03 (a)(xvi)          Reserve Fund
                                        Beginning Balance of Reserve Fund                                                0.00
                                        Funds Withdrawn From Reserve Fund For Distribution                         104,429.15
                                        Funds Deposited to Reserve Fund                                            104,429.15
                                        Ending Balance of Reserve Fund                                                   0.00

                                        Yield Maintenance Payment for Class AV1                                     72,684.37
                                        Yield Maintenance Payment for Class AV2                                     31,744.78
Sec. 4.03 (a)(xvii)         Number of Loans Repurchased

                                        Group I Number of Loans Repurchased                                              0.00
                                        Group II-A Number of Loans Repurchased                                           0.00
                                        Group II-B Number of Loans Repurchased                                           0.00

Sec. 4.03 (a)(xviii)        Weighted Average Mortgage Rate of Outstanding Loans (as of first day of related Due Period)

                                        Group I Weighted Average Mortgage Rate                                          7.29%
                                        Group II-A Weighted Average Mortgage Rate                                       7.04%
                                        Group II-B Weighted Average Mortgage Rate                                       7.02%

Sec. 4.03 (a)(xix)          Weighted Average Remaining Term of Outstanding Loans


                                        Group I Weighted Average Remaining Term                                        322.00
                                        Group II-A Weighted Average Remaining Term                                     349.00
                                        Group II-B  Weighted Average Remaining Term                                    349.00





[Graphic Appears Here]                                        COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                                  Page 8 of 8
-----------------------------------------------------------------------------------------------------------------------------
                                 EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2

                                                       DECEMBER 27, 2004
-----------------------------------------------------------------------------------------------------------------------------
Sec. 4.03 (a)(xxi), (xxii), (xxiii)     Overcollateralization Amounts

                                                       Overcollateralization Amount                             16,143,120.80
                                                       Overcollateralization Target Amount                      30,450,000.00
                                                       Overcollateralization Release Amount                              0.00
                                                       Overcollateralization Deficiency Amount                  14,306,879.20

Sec. 4.03 (a)(xxiv)                     Trigger Events
                                                       Has a Trigger Event Occurred and is continuing?                     NO
                                                       Cumulative Realized Losses as a percentage of
                                                       the Original Pool Balance                                        0.00%
                                                       Senior Enhancement Percentage                                   21.17%
                                                       Senior Specified Enhancement Percentage                         44.30%

Sec. 4.03 (a)(xxv)                      60+ Day Delinquent Loans

                                                       60+ Day Delinquent Loans as a percentage of the current
                                                       Pool Balance                                                     1.41%

Sec. 4.03 (a)(xxvi)                     Amount of Funds Collected by Trustee under Yield Maintenance Agreement     104,429.15

Sec. 4.03 (a)(xxvii)                    Pre-Funded Amount                                                                0.00















[Graphic Appears Here]                                        COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
-----------------------------------------------------------------------------------------------------------------------------